Exhibit 4.10

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE UNTIED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION OR STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

CGEN DIGITAL MEDIA COMPANY LIMITED

BRIDGE LOAN

CONVERTIBLE PROMISSORY NOTE

US$1,073,593.56	November 1, 2006

FOR VALUE RECEIVED, CGEN Digital Media Company Limited, a company incorporated under the laws of the Cayman Islands (the “Company”), hereby promises to pay, subject to the terms and conditions of this Convertible Promissory Note (this “Note”) to the order of JAFCO Asia Technology Fund III (the “Lender”, and together with any permitted transferee or assignee pursuant to Section 3.2 hereof, the “Holder”), the principal sum of one million seventy-three thousand five hundred ninety-three U.S. dollars and fifty-six cents (US$1,073,593.56). No interest shall accrue on this Note.

This Note may be one of a series of notes (together, the “Notes”) having like tenor and effect (except for variations necessary to express the name of the holder and the principal amount of each of the Notes) issued by the Company to certain existing shareholders of the Company in the names and amounts as set forth in Schedule I attached hereto, on or around the date hereof. The Notes shall rank equally, without preference or priority of any kind over one another and all other unsecured debt of the Company, and shall rank senior to all issued and outstanding share capital of the Company. All payments on the account of the principal amount with respect to any of the Notes shall be applied ratably and proportionately on all outstanding Notes on the basis of the principal amount of the outstanding indebtedness represented thereby.

1. Definitions. As used herein, the following terms shall have the following meanings:

1.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (e) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fiord manager, (v) the relatives of any individual referred to in (iii) above, and (vi) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

1.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are open for business in the PRC, Singapore and New York.

1.3 “Change of Control” means: (a) the consummation of a sale, transfer or lease of a majority of the Company’s assets, or (b) the consummation of a merger, consolidation or acquisition of the Company by another entity in which the Company’s shareholders immediately prior to the transaction do not control a majority of the voting power of the surviving entity.

1.4 “Company” has the meaning set forth in the Preamble.

1.5 “Event of Default” means: (a) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a proceeding in bankruptcy, (b) the consent by the Company to a proceeding in bankruptcy filed against it by another party, (c) the taking of any steps to appoint or the appointment of a receiver, liquidator, assignee or trustee of the Company’s assets for the benefit of creditors, (d) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a liquidation, dissolution or winding-up of the Company, (e) the inability of the Company to pay its debts as they become due, or (f) the failure of the Company to effect an equity conversion of this Note that is required by the terms of Section 3.1 or 3.2 hereof.

1.6 “Holder” has the meaning set forth in the Preamble.

1.7 “Next Equity Financing” means (a) the Company’s next transaction after the issue date of this Note in which it sells Series C-2 Shares (or equivalent class and series of preferred shares) to Bain Capital, and certain other investors, or (b) the Company’s next transaction after the issue date of this Note in which it sells another series of preferred shares of the Company, as applicable.

1.8 “Next Equity Financing Shares” has the meaning set forth in Section 2.1(a).

1.9 “Person” shall mean any individual, partnership, corporation, group, trust or other legal entity.

1.10 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

1.11 “Series C-2 Shares” means the Company’s redeemable convertible Series C-2 preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

1.12 “Term Date” means the first Business Day that falls three (3) months after the date hereof, unless extended pursuant to Section 2.4.

2. Payments and Conversion.

2.1 This Note is not payable or to the earlier of an Event of Default or the Term Date, provided however:

(a) subject to Sections 2.2 and 2.4, in the event the Next Equity Financing closes on or before the Term Date, the entire outstanding principal balance of this Note shall convert simultaneously and automatically with the closing of the Next Equity Financing into preferred shares of that class and series of shares issued by the Company in the Next Equity Financing (the “Next Financing Shares”) at the same price per share as paid by the investors in the Next Equity Financing; or

(b) subject to Sections 2.2 and 2.4, if a Change of Control closes on or before the date of closing of the Next Equity Financing, the entire outstanding principal balance of this Note shall convert automatically and simultaneously with the closing of the Change of Control into Series B Shares, at the then effective Series B conversion price.

2.2 Upon a closing of a Next Equity Financing or a Change of Control as set forth in Section 2.1(a) or 2.1(b) hereof, the Holder shall surrender to the Company this Note, free and clear of any lien or encumbrance for its cancellation by the Company. The Company undertakes to procure that a sufficient number of Next Financing Shares, Series B Shares and Ordinary Shares upon conversion of such Next Financing Shares or Series B Shares (as the case may be) will be authorized for the purpose of issue upon conversion of this Note.

2.3 Upon conversion of the Note into the Next Equity Financing Shares or Series B Shares (as the case may be) pursuant to Section 2.1(a) or 2.(b) hereof:

(a) the Holder will receive all the rights, preferences and privileges granted to other holders of the same class and series of shares into which this Note is converted,

(b) the Holder agrees to execute all necessary documents in connection with the conversion of this Note, including, but not limited to, a definitive shareholders agreement and related agreements entered into by and among the Company and other investors in the Next Equity Financing,

(c) the Company shall be forever released from all of its obligations and liabilities with respect to that portion of the principal amount of this Note so converted, including, without limitation, the obligation to pay such principal amount, and

(d) no fractional shares will be issued upon such conversion of this Note.

2.4 If a Next Equity Financing or Change of Control has not occurred on or before the earlier of an Event of Default or the Term Date, then upon written request by the Holder and subject to applicable law, (a) the then outstanding principal of this Note may be

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converted, at the option of the Holder, into the Company’s Series B Shares, at the then current Series B conversion price or (b) if not converted into the Series B Shares, the then outstanding principal on this Note shall be due and payable out of immediately and legally available funds of the Company to an account as the Holder may designate from time to time in writing to the Company; provided however, on or before the Term Date, the Holder agrees that if majority in interest (based on total outstanding loan amount not converted into Series B Shares as set forth in Schedule A) of the Notes agree (x) to make a one time extension of the Term Date by an additional three (3) months (or if such a majority agreement cannot be reached for whatever reason within ten (10) Business Days of the original Term Date), the Term Date shall be automatically extended by such time, and the provisions of Section 2 shall reapply, or (y) to demand repayment of the entire principal of the Note. For avoidance of doubt, the Term Date shall not be extended more than one time and at the expiration of such extended Term Date if a Next Equity Financing or Change of Control has not occurred, the Holder, at its option, may choose to convert the entire principal of the Note into Series B Shares or demand repayment on such amount pursuant to this Section 2.4.

3. Registration and Transfer of Note.

3.1 The Company shall keep at its principal office a register in which the Company shall provide for the registration and transfer of this Note, in which the Company shall record the name and address of the Holder and the name and address of each permitted transferee and prior owner of the Note. The Holder shall notify the Company of any change of name or address and promptly after receiving such notification the Company shall record such information in such register.

3.2 This Note and all rights hereunder may be transferred at any time in whole by the Holder subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

3.3 The rights and obligations of the Company hereunder may not be transferred without the or written consent of the Holder.

4. Miscellaneous.

4.1 Use of Proceeds. The Company agrees that fifty percent (50%) of the proceeds from this Note shall be held in the Company’s reserve far partial repayment of this Note until the earlier of: (a) the conversion of this Note into shares of the Company pursuant to Sections 2.1 or 2.4, or (b) the approval by the majority in interest of the Notes (based on total outstanding loan amount not converted into any series of shares of the Company as set forth in Schedule A) to release such proceeds from the Company’s reserve on or after forty-five (45) days from the date hereof, provided that, the Company bas provided a report satisfactory to the Holder with respect to the use of such reserve proceeds and a cash flow forecast to the Holder at least seven (7) Business Days prior to the expiration of such forty-five-day period. If no majority approval is granted pursuant to this Section 4.1, the Company shall not use such reserve proceeds and Section 2 shall reapply.

4.2 Lost or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft; destruction or mutilation of this Note, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Note, the Company will execute and deliver in lieu thereof a new Note of like tenor as the lost, stolen, destroyed or mutilated Note.

4.3 Amendment. This Note may not be amended or modified except upon written consent of the Holders of all the then outstanding Notes, as listed in Schedule I, attached hereto.

4.4 Payment and Taxation.

(a) All payments in respect of the this Note will be made without withholding or deduction of or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the relevant governmental authority therein or thereof having power to tax unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received by the Holder after such withholding or deduction shall equal the respective amounts receivable in respect of the Note in the absence of such withholding or deduction.

(b) All payments to the Holder shall be made in United States Dollars (or another currency as the Holder may otherwise specify in writing), by remittance to such bank account as the Holder may notify from time to time.

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(c) The Company shall pay any and all issue and other taxes (other than income taxes) that may be payable in respect of any issue or delivery of shares on conversion of the Note.

4.5 Assignment. Subject to the provisions as described in Section 3.2 and 3.3 above, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, Administrators and permitted transferees of the parties.

4.6 Entire Agreement. This Note constitutes the entire agreement between the Company and the Holder with respect to this Note.

4.7 Governing Law and Dispute Resolutions.

(a) Governing Law. Except with respect to the references in this Note to the Securities Act, this Note shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Note. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 4.7(b)(ii) shall apply.

ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Note in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The language of the arbitration shall be English.

4.8 Headings. Section headings in this Note are included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose.

4.9 Notices. Any notice or communication provided for by this Note shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

4.10 Severability. Any term or provision of this Note which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Note in any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Nate as of the date first above written.

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

LENDER:

JAFCO Asia Technology Fund III

By:	/s/

Name:

Title:

[SIGNATURE PAGE TO PROMISSORY NOTE]

Schedule A

Lender	Loan Amount
JAFCO Asia Technology Fund III	$1,073,593.56
TDF Capital China II, L.P.	$900,691.32
TDF Capital Advisors, LP	$38,703.06
Huitung Investments (BVI) Limited	$536,796.78
Redpoint Ventures II, L.P.	$866,310.49
Redpoint Associates II, LLC	$20,031.34
Sumitomo Corporation Equity Asia Limited	$563,873.46

TOTAL	$4,000,000.00

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE UNTIED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION OR STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

CGEN DIGITAL MEDIA COMPANY LIMITED

BRIDGE LOAN

CONVERTIBLE PROMISSORY NOTE

US$900,691.32	November 1, 2006

FOR VALUE RECEIVED, CGEN Digital Media Company Limited, a company incorporated under the laws of the Cayman Islands (the “Company”), hereby promises to pay, subject to the terms and conditions of this Convertible Promissory Note (this “Note”) to the order of TDF Capital China II, L.P. (the “Lender”, and together with any permitted transferee or assignee pursuant to Section 3.2 hereof, the “Holder”), the principal sum of nine hundred thousand six hundred ninety-one U.S. dollars and thirty-two cents (US$900,691.32). No interest shall accrue on this Note.

This Note may be one of a series of notes (together, the “Notes”) having like tenor and effect (except for variations necessary to express the name of the holder and the principal amount of each of the Notes) issued by the Company to certain existing shareholders of the Company in the names and amounts as set forth in Schedule I attached hereto, on or around the date hereof. The Notes shall rank equally, without preference or priority of any kind over one another and all other unsecured debt of the Company, and shall rank senior to all issued and outstanding share capital of the Company. All payments on the account of the principal amount with respect to any of the Notes shall be applied ratably and proportionately on all outstanding Notes on the basis of the principal amount of the outstanding indebtedness represented thereby.

5. Definitions. As used herein, the following terms shall have the following meanings:

5.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (e) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fiord manager, (v) the relatives of any individual referred to in (iii) above, and (vi) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

5.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are open for business in the PRC, Singapore and New York.

5.3 “Change of Control” means: (a) the consummation of a sale, transfer or lease of a majority of the Company’s assets, or (b) the consummation of a merger, consolidation or acquisition of the Company by another entity in which the Company’s shareholders immediately prior to the transaction do not control a majority of the voting power of the surviving entity.

5.4 “Company” has the meaning set forth in the Preamble.

5.5 “Event of Default” means: (a) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a proceeding in bankruptcy, (b) the consent by the Company to a proceeding in bankruptcy filed against it by another party, (c) the taking of any steps to appoint or the appointment of a receiver, liquidator, assignee or trustee of the Company’s assets for the benefit of creditors, (d) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a liquidation, dissolution or winding-up of the Company, (e) the inability of the Company to pay its debts as they become due, or (f) the failure of the Company to effect an equity conversion of this Note that is required by the terms of Section 3.1 or 3.2 hereof.

5.6 “Holder” has the meaning set forth in the Preamble.

5.7 “Next Equity Financing” means (a) the Company’s next transaction after the issue date of this Note in which it sells Series C-2 Shares (or equivalent class and series of preferred shares) to Bain Capital, and certain other investors, or (b) the Company’s next transaction after the issue date of this Note in which it sells another series of preferred shares of the Company, as applicable.

5.8 “Next Equity Financing Shares” has the meaning set forth in Section 2.1(a).

5.9 “Person” shall mean any individual, partnership, corporation, group, trust or other legal entity.

5.10 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

5.11 “Series C-2 Shares” means the Company’s redeemable convertible Series C-2 preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

5.12 “Term Date” means the first Business Day that falls three (3) months after the date hereof, unless extended pursuant to Section 2.4.

6. Payments and Conversion.

6.1 This Note is not payable or to the earlier of an Event of Default or the Term Date, provided however:

(a) subject to Sections 2.2 and 2.4, in the event the Next Equity Financing closes on or before the Term Date, the entire outstanding principal balance of this Note shall convert simultaneously and automatically with the closing of the Next Equity Financing into preferred shares of that class and series of shares issued by the Company in the Next Equity Financing (the “Next Financing Shares”) at the same price per share as paid by the investors in the Next Equity Financing; or

(b) subject to Sections 2.2 and 2.4, if a Change of Control closes on or before the date of closing of the Next Equity Financing, the entire outstanding principal balance of this Note shall convert automatically and simultaneously with the closing of the Change of Control into Series B Shares, at the then effective Series B conversion price.

6.2 Upon a closing of a Next Equity Financing or a Change of Control as set forth in Section 2.1(a) or 2.1(b) hereof, the Holder shall surrender to the Company this Note, free and clear of any lien or encumbrance for its cancellation by the Company. The Company undertakes to procure that a sufficient number of Next Financing Shares, Series B Shares and Ordinary Shares upon conversion of such Next Financing Shares or Series B Shares (as the case may be) will be authorized for the purpose of issue upon conversion of this Note.

6.3 Upon conversion of the Note into the Next Equity Financing Shares or Series B Shares (as the case may be) pursuant to Section 2.1(a) or 2.(b) hereof:

(a) the Holder will receive all the rights, preferences and privileges granted to other holders of the same class and series of shares into which this Note is converted,

(b) the Holder agrees to execute all necessary documents in connection with the conversion of this Note, including, but not limited to, a definitive shareholders agreement and related agreements entered into by and among the Company and other investors in the Next Equity Financing,

(c) the Company shall be forever released from all of its obligations and liabilities with respect to that portion of the principal amount of this Note so converted, including, without limitation, the obligation to pay such principal amount, and

(d) no fractional shares will be issued upon such conversion of this Note.

6.4 If a Next Equity Financing or Change of Control has not occurred on or before the earlier of an Event of Default or the Term Date, then upon written request by the Holder and subject to applicable law, (a) the then outstanding principal of this Note may be

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converted, at the option of the Holder, into the Company’s Series B Shares, at the then current Series B conversion price or (b) if not converted into the Series B Shares, the then outstanding principal on this Note shall be due and payable out of immediately and legally available funds of the Company to an account as the Holder may designate from time to time in writing to the Company; provided however, on or before the Term Date, the Holder agrees that if majority in interest (based on total outstanding loan amount not converted into Series B Shares as set forth in Schedule A) of the Notes agree (x) to make a one time extension of the Term Date by an additional three (3) months (or if such a majority agreement cannot be reached for whatever reason within ten (10) Business Days of the original Term Date), the Term Date shall be automatically extended by such time, and the provisions of Section 2 shall reapply, or (y) to demand repayment of the entire principal of the Note. For avoidance of doubt, the Term Date shall not be extended more than one time and at the expiration of such extended Term Date if a Next Equity Financing or Change of Control has not occurred, the Holder, at its option, may choose to convert the entire principal of the Note into Series B Shares or demand repayment on such amount pursuant to this Section 2.4.

7. Registration and Transfer of Note.

7.1 The Company shall keep at its principal office a register in which the Company shall provide for the registration and transfer of this Note, in which the Company shall record the name and address of the Holder and the name and address of each permitted transferee and prior owner of the Note. The Holder shall notify the Company of any change of name or address and promptly after receiving such notification the Company shall record such information in such register.

7.2 This Note and all rights hereunder may be transferred at any time in whole by the Holder subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

7.3 The rights and obligations of the Company hereunder may not be transferred without the or written consent of the Holder.

8. Miscellaneous.

8.1 Use of Proceeds. The Company agrees that fifty percent (50%) of the proceeds from this Note shall be held in the Company’s reserve far partial repayment of this Note until the earlier of: (a) the conversion of this Note into shares of the Company pursuant to Sections 2.1 or 2.4, or (b) the approval by the majority in interest of the Notes (based on total outstanding loan amount not converted into any series of shares of the Company as set forth in Schedule A) to release such proceeds from the Company’s reserve on or after forty-five (45) days from the date hereof, provided that, the Company bas provided a report satisfactory to the Holder with respect to the use of such reserve proceeds and a cash flow forecast to the Holder at least seven (7) Business Days prior to the expiration of such forty-five-day period. If no majority approval is granted pursuant to this Section 4.1, the Company shall not use such reserve proceeds and Section 2 shall reapply.

8.2 Lost or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft; destruction or mutilation of this Note, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Note, the Company will execute and deliver in lieu thereof a new Note of like tenor as the lost, stolen, destroyed or mutilated Note.

8.3 Amendment. This Note may not be amended or modified except upon written consent of the Holders of all the then outstanding Notes, as listed in Schedule I, attached hereto.

8.4 Payment and Taxation.

(a) All payments in respect of the this Note will be made without withholding or deduction of or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the relevant governmental authority therein or thereof having power to tax unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received by the Holder after such withholding or deduction shall equal the respective amounts receivable in respect of the Note in the absence of such withholding or deduction.

(b) All payments to the Holder shall be made in United States Dollars (or another currency as the Holder may otherwise specify in writing), by remittance to such bank account as the Holder may notify from time to time.

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(c) The Company shall pay any and all issue and other taxes (other than income taxes) that may be payable in respect of any issue or delivery of shares on conversion of the Note.

8.5 Assignment. Subject to the provisions as described in Section 3.2 and 3.3 above, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, Administrators and permitted transferees of the parties.

8.6 Entire Agreement. This Note constitutes the entire agreement between the Company and the Holder with respect to this Note.

8.7 Governing Law and Dispute Resolutions.

(a) Governing Law. Except with respect to the references in this Note to the Securities Act, this Note shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Note. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 4.7(b)(ii) shall apply.

ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Note in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The language of the arbitration shall be English.

8.8 Headings. Section headings in this Note are included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose.

8.9 Notices. Any notice or communication provided for by this Note shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

8.10 Severability. Any term or provision of this Note which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Note in any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Nate as of the date first above written.

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

LENDER:

TDF Capital China II, L.P.

By:	/s/

Name:

Title:

[SIGNATURE PAGE TO PROMISSORY NOTE]

Schedule A

Lender	Loan Amount
JAFCO Asia Technology Fund III	$1,073,593.56
TDF Capital China II, L.P.	$900,691.32
TDF Capital Advisors, LP	$38,703.06
Huitung Investments (BVI) Limited	$536,796.78
Redpoint Ventures II, L.P.	$866,310.49
Redpoint Associates II, LLC	$20,031.34
Sumitomo Corporation Equity Asia Limited	$563,873.46

TOTAL	$4,000,000.00

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE UNTIED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION OR STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

CGEN DIGITAL MEDIA COMPANY LIMITED

BRIDGE LOAN

CONVERTIBLE PROMISSORY NOTE

US$38,703.06	November 1, 2006

FOR VALUE RECEIVED, CGEN Digital Media Company Limited, a company incorporated under the laws of the Cayman Islands (the “Company”), hereby promises to pay, subject to the terms and conditions of this Convertible Promissory Note (this “Note”) to the order of TDF Capital Advisors, LP (the “Lender”, and together with any permitted transferee or assignee pursuant to Section 3.2 hereof, the “Holder”), the principal sum of thirty-eight thousand seven hundred and three U.S. dollars and six cents (US$38,703.06). No interest shall accrue on this Note.

This Note may be one of a series of notes (together, the “Notes”) having like tenor and effect (except for variations necessary to express the name of the holder and the principal amount of each of the Notes) issued by the Company to certain existing shareholders of the Company in the names and amounts as set forth in Schedule I attached hereto, on or around the date hereof. The Notes shall rank equally, without preference or priority of any kind over one another and all other unsecured debt of the Company, and shall rank senior to all issued and outstanding share capital of the Company. All payments on the account of the principal amount with respect to any of the Notes shall be applied ratably and proportionately on all outstanding Notes on the basis of the principal amount of the outstanding indebtedness represented thereby.

9. Definitions. As used herein, the following terms shall have the following meanings:

9.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (e) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fiord manager, (v) the relatives of any individual referred to in (iii) above, and (vi) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

9.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are open for business in the PRC, Singapore and New York.

9.3 “Change of Control” means: (a) the consummation of a sale, transfer or lease of a majority of the Company’s assets, or (b) the consummation of a merger, consolidation or acquisition of the Company by another entity in which the Company’s shareholders immediately prior to the transaction do not control a majority of the voting power of the surviving entity.

9.4 “Company” has the meaning set forth in the Preamble.

9.5 “Event of Default” means: (a) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a proceeding in bankruptcy, (b) the consent by the Company to a proceeding in bankruptcy filed against it by another party, (c) the taking of any steps to appoint or the appointment of a receiver, liquidator, assignee or trustee of the Company’s assets for the benefit of creditors, (d) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a liquidation, dissolution or winding-up of the Company, (e) the inability of the Company to pay its debts as they become due, or (f) the failure of the Company to effect an equity conversion of this Note that is required by the terms of Section 3.1 or 3.2 hereof.

9.6 “Holder” has the meaning set forth in the Preamble.

9.7 “Next Equity Financing” means (a) the Company’s next transaction after the issue date of this Note in which it sells Series C-2 Shares (or equivalent class and series of preferred shares) to Bain Capital, and certain other investors, or (b) the Company’s next transaction after the issue date of this Note in which it sells another series of preferred shares of the Company, as applicable.

9.8 “Next Equity Financing Shares” has the meaning set forth in Section 2.1(a).

9.9 “Person” shall mean any individual, partnership, corporation, group, trust or other legal entity.

9.10 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

9.11 “Series C-2 Shares” means the Company’s redeemable convertible Series C-2 preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

9.12 “Term Date” means the first Business Day that falls three (3) months after the date hereof, unless extended pursuant to Section 2.4.

10. Payments and Conversion.

10.1 This Note is not payable or to the earlier of an Event of Default or the Term Date, provided however:

(a) subject to Sections 2.2 and 2.4, in the event the Next Equity Financing closes on or before the Term Date, the entire outstanding principal balance of this Note shall convert simultaneously and automatically with the closing of the Next Equity Financing into preferred shares of that class and series of shares issued by the Company in the Next Equity Financing (the “Next Financing Shares”) at the same price per share as paid by the investors in the Next Equity Financing; or

(b) subject to Sections 2.2 and 2.4, if a Change of Control closes on or before the date of closing of the Next Equity Financing, the entire outstanding principal balance of this Note shall convert automatically and simultaneously with the closing of the Change of Control into Series B Shares, at the then effective Series B conversion price.

10.2 Upon a closing of a Next Equity Financing or a Change of Control as set forth in Section 2.1(a) or 2.1(b) hereof, the Holder shall surrender to the Company this Note, free and clear of any lien or encumbrance for its cancellation by the Company. The Company undertakes to procure that a sufficient number of Next Financing Shares, Series B Shares and Ordinary Shares upon conversion of such Next Financing Shares or Series B Shares (as the case may be) will be authorized for the purpose of issue upon conversion of this Note.

10.3 Upon conversion of the Note into the Next Equity Financing Shares or Series B Shares (as the case may be) pursuant to Section 2.1(a) or 2.(b) hereof:

(a) the Holder will receive all the rights, preferences and privileges granted to other holders of the same class and series of shares into which this Note is converted,

(b) the Holder agrees to execute all necessary documents in connection with the conversion of this Note, including, but not limited to, a definitive shareholders agreement and related agreements entered into by and among the Company and other investors in the Next Equity Financing,

(c) the Company shall be forever released from all of its obligations and liabilities with respect to that portion of the principal amount of this Note so converted, including, without limitation, the obligation to pay such principal amount, and

(d) no fractional shares will be issued upon such conversion of this Note.

10.4 If a Next Equity Financing or Change of Control has not occurred on or before the earlier of an Event of Default or the Term Date, then upon written request by the Holder and subject to applicable law, (a) the then outstanding principal of this Note

2

may be converted, at the option of the Holder, into the Company’s Series B Shares, at the then current Series B conversion price or (b) if not converted into the Series B Shares, the then outstanding principal on this Note shall be due and payable out of immediately and legally available funds of the Company to an account as the Holder may designate from time to time in writing to the Company; provided however, on or before the Term Date, the Holder agrees that if majority in interest (based on total outstanding loan amount not converted into Series B Shares as set forth in Schedule A) of the Notes agree (x) to make a one time extension of the Term Date by an additional three (3) months (or if such a majority agreement cannot be reached for whatever reason within ten (10) Business Days of the original Term Date), the Term Date shall be automatically extended by such time, and the provisions of Section 2 shall reapply, or (y) to demand repayment of the entire principal of the Note. For avoidance of doubt, the Term Date shall not be extended more than one time and at the expiration of such extended Term Date if a Next Equity Financing or Change of Control has not occurred, the Holder, at its option, may choose to convert the entire principal of the Note into Series B Shares or demand repayment on such amount pursuant to this Section 2.4.

11. Registration and Transfer of Note.

11.1 The Company shall keep at its principal office a register in which the Company shall provide for the registration and transfer of this Note, in which the Company shall record the name and address of the Holder and the name and address of each permitted transferee and prior owner of the Note. The Holder shall notify the Company of any change of name or address and promptly after receiving such notification the Company shall record such information in such register.

11.2 This Note and all rights hereunder may be transferred at any time in whole by the Holder subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

11.3 The rights and obligations of the Company hereunder may not be transferred without the or written consent of the Holder.

12. Miscellaneous.

12.1 Use of Proceeds. The Company agrees that fifty percent (50%) of the proceeds from this Note shall be held in the Company’s reserve far partial repayment of this Note until the earlier of: (a) the conversion of this Note into shares of the Company pursuant to Sections 2.1 or 2.4, or (b) the approval by the majority in interest of the Notes (based on total outstanding loan amount not converted into any series of shares of the Company as set forth in Schedule A) to release such proceeds from the Company’s reserve on or after forty-five (45) days from the date hereof, provided that, the Company bas provided a report satisfactory to the Holder with respect to the use of such reserve proceeds and a cash flow forecast to the Holder at least seven (7) Business Days prior to the expiration of such forty-five-day period. If no majority approval is granted pursuant to this Section 4.1, the Company shall not use such reserve proceeds and Section 2 shall reapply.

12.2 Lost or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft; destruction or mutilation of this Note, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Note, the Company will execute and deliver in lieu thereof a new Note of like tenor as the lost, stolen, destroyed or mutilated Note.

12.3 Amendment. This Note may not be amended or modified except upon written consent of the Holders of all the then outstanding Notes, as listed in Schedule I, attached hereto.

12.4 Payment and Taxation.

(a) All payments in respect of the this Note will be made without withholding or deduction of or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the relevant governmental authority therein or thereof having power to tax unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received by the Holder after such withholding or deduction shall equal the respective amounts receivable in respect of the Note in the absence of such withholding or deduction.

(b) All payments to the Holder shall be made in United States Dollars (or another currency as the Holder may otherwise specify in writing), by remittance to such bank account as the Holder may notify from time to time.

3

(c) The Company shall pay any and all issue and other taxes (other than income taxes) that may be payable in respect of any issue or delivery of shares on conversion of the Note.

12.5 Assignment. Subject to the provisions as described in Section 3.2 and 3.3 above, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, Administrators and permitted transferees of the parties.

12.6 Entire Agreement. This Note constitutes the entire agreement between the Company and the Holder with respect to this Note.

12.7 Governing Law and Dispute Resolutions.

(a) Governing Law. Except with respect to the references in this Note to the Securities Act, this Note shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Note. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 4.7(b)(ii) shall apply.

ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Note in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The language of the arbitration shall be English.

12.8 Headings. Section headings in this Note are included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose.

12.9 Notices. Any notice or communication provided for by this Note shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

12.10 Severability. Any term or provision of this Note which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Note in any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

4

IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Nate as of the date first above written.

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

LENDER:

TDF Capital Advisors, LP

By:	/s/

Name:

Title:

[SIGNATURE PAGE TO PROMISSORY NOTE]

Schedule A

Lender	Loan Amount
JAFCO Asia Technology Fund III	$1,073,593.56
TDF Capital China II, L.P.	$900,691.32
TDF Capital Advisors, LP	$38,703.06
Huitung Investments (BVI) Limited	$536,796.78
Redpoint Ventures II, L.P.	$866,310.49
Redpoint Associates II, LLC	$20,031.34
Sumitomo Corporation Equity Asia Limited	$563,873.46

TOTAL	$4,000,000.00

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE UNTIED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION OR STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

CGEN DIGITAL MEDIA COMPANY LIMITED

BRIDGE LOAN

CONVERTIBLE PROMISSORY NOTE

US$536,796.78	November 1, 2006

FOR VALUE RECEIVED, CGEN Digital Media Company Limited, a company incorporated under the laws of the Cayman Islands (the “Company”), hereby promises to pay, subject to the terms and conditions of this Convertible Promissory Note (this “Note”) to the order of Huitung Investments (BVI) Limited (the “Lender”, and together with any permitted transferee or assignee pursuant to Section 3.2 hereof, the “Holder”), the principal sum of five hundred thirty-six thousand seven hundred ninety-six U.S. dollars and seventy-eight cents (US$536,796.78). No interest shall accrue on this Note.

This Note may be one of a series of notes (together, the “Notes”) having like tenor and effect (except for variations necessary to express the name of the holder and the principal amount of each of the Notes) issued by the Company to certain existing shareholders of the Company in the names and amounts as set forth in Schedule I attached hereto, on or around the date hereof. The Notes shall rank equally, without preference or priority of any kind over one another and all other unsecured debt of the Company, and shall rank senior to all issued and outstanding share capital of the Company. All payments on the account of the principal amount with respect to any of the Notes shall be applied ratably and proportionately on all outstanding Notes on the basis of the principal amount of the outstanding indebtedness represented thereby.

13. Definitions. As used herein, the following terms shall have the following meanings:

13.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (e) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fiord manager, (v) the relatives of any individual referred to in (iii) above, and (vi) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

13.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are open for business in the PRC, Singapore and New York.

13.3 “Change of Control” means: (a) the consummation of a sale, transfer or lease of a majority of the Company’s assets, or (b) the consummation of a merger, consolidation or acquisition of the Company by another entity in which the Company’s shareholders immediately prior to the transaction do not control a majority of the voting power of the surviving entity.

13.4 “Company” has the meaning set forth in the Preamble.

13.5 “Event of Default” means: (a) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a proceeding in bankruptcy, (b) the consent by the Company to a proceeding in bankruptcy filed against it by another party, (c) the taking of any steps to appoint or the appointment of a receiver, liquidator, assignee or trustee of the Company’s assets for the benefit of creditors, (d) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a liquidation, dissolution or winding-up of the Company, (e) the inability of the Company to pay its debts as they become due, or (f) the failure of the Company to effect an equity conversion of this Note that is required by the terms of Section 3.1 or 3.2 hereof.

13.6 “Holder” has the meaning set forth in the Preamble.

13.7 “Next Equity Financing” means (a) the Company’s next transaction after the issue date of this Note in which it sells Series C-2 Shares (or equivalent class and series of preferred shares) to Bain Capital, and certain other investors, or (b) the Company’s next transaction after the issue date of this Note in which it sells another series of preferred shares of the Company, as applicable.

13.8 “Next Equity Financing Shares” has the meaning set forth in Section 2.1(a).

13.9 “Person” shall mean any individual, partnership, corporation, group, trust or other legal entity.

13.10 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

13.11 “Series C-2 Shares” means the Company’s redeemable convertible Series C-2 preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

13.12 “Term Date” means the first Business Day that falls three (3) months after the date hereof, unless extended pursuant to Section 2.4.

14. Payments and Conversion.

14.1 This Note is not payable or to the earlier of an Event of Default or the Term Date, provided however:

(a) subject to Sections 2.2 and 2.4, in the event the Next Equity Financing closes on or before the Term Date, the entire outstanding principal balance of this Note shall convert simultaneously and automatically with the closing of the Next Equity Financing into preferred shares of that class and series of shares issued by the Company in the Next Equity Financing (the “Next Financing Shares”) at the same price per share as paid by the investors in the Next Equity Financing; or

(b) subject to Sections 2.2 and 2.4, if a Change of Control closes on or before the date of closing of the Next Equity Financing, the entire outstanding principal balance of this Note shall convert automatically and simultaneously with the closing of the Change of Control into Series B Shares, at the then effective Series B conversion price.

14.2 Upon a closing of a Next Equity Financing or a Change of Control as set forth in Section 2.1(a) or 2.1(b) hereof, the Holder shall surrender to the Company this Note, free and clear of any lien or encumbrance for its cancellation by the Company. The Company undertakes to procure that a sufficient number of Next Financing Shares, Series B Shares and Ordinary Shares upon conversion of such Next Financing Shares or Series B Shares (as the case may be) will be authorized for the purpose of issue upon conversion of this Note.

14.3 Upon conversion of the Note into the Next Equity Financing Shares or Series B Shares (as the case may be) pursuant to Section 2.1(a) or 2.(b) hereof:

(a) the Holder will receive all the rights, preferences and privileges granted to other holders of the same class and series of shares into which this Note is converted,

(b) the Holder agrees to execute all necessary documents in connection with the conversion of this Note, including, but not limited to, a definitive shareholders agreement and related agreements entered into by and among the Company and other investors in the Next Equity Financing,

(c) the Company shall be forever released from all of its obligations and liabilities with respect to that portion of the principal amount of this Note so converted, including, without limitation, the obligation to pay such principal amount, and

(d) no fractional shares will be issued upon such conversion of this Note.

14.4 If a Next Equity Financing or Change of Control has not occurred on or before the earlier of an Event of Default or the Term Date, then upon written request by the Holder and subject to applicable law, (a) the then outstanding principal of this Note

2

may be converted, at the option of the Holder, into the Company’s Series B Shares, at the then current Series B conversion price or (b) if not converted into the Series B Shares, the then outstanding principal on this Note shall be due and payable out of immediately and legally available funds of the Company to an account as the Holder may designate from time to time in writing to the Company; provided however, on or before the Term Date, the Holder agrees that if majority in interest (based on total outstanding loan amount not converted into Series B Shares as set forth in Schedule A) of the Notes agree (x) to make a one time extension of the Term Date by an additional three (3) months (or if such a majority agreement cannot be reached for whatever reason within ten (10) Business Days of the original Term Date), the Term Date shall be automatically extended by such time, and the provisions of Section 2 shall reapply, or (y) to demand repayment of the entire principal of the Note. For avoidance of doubt, the Term Date shall not be extended more than one time and at the expiration of such extended Term Date if a Next Equity Financing or Change of Control has not occurred, the Holder, at its option, may choose to convert the entire principal of the Note into Series B Shares or demand repayment on such amount pursuant to this Section 2.4.

15. Registration and Transfer of Note.

15.1 The Company shall keep at its principal office a register in which the Company shall provide for the registration and transfer of this Note, in which the Company shall record the name and address of the Holder and the name and address of each permitted transferee and prior owner of the Note. The Holder shall notify the Company of any change of name or address and promptly after receiving such notification the Company shall record such information in such register.

15.2 This Note and all rights hereunder may be transferred at any time in whole by the Holder subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

15.3 The rights and obligations of the Company hereunder may not be transferred without the or written consent of the Holder.

16. Miscellaneous.

16.1 Use of Proceeds. The Company agrees that fifty percent (50%) of the proceeds from this Note shall be held in the Company’s reserve far partial repayment of this Note until the earlier of: (a) the conversion of this Note into shares of the Company pursuant to Sections 2.1 or 2.4, or (b) the approval by the majority in interest of the Notes (based on total outstanding loan amount not converted into any series of shares of the Company as set forth in Schedule A) to release such proceeds from the Company’s reserve on or after forty-five (45) days from the date hereof, provided that, the Company bas provided a report satisfactory to the Holder with respect to the use of such reserve proceeds and a cash flow forecast to the Holder at least seven (7) Business Days prior to the expiration of such forty-five-day period. If no majority approval is granted pursuant to this Section 4.1, the Company shall not use such reserve proceeds and Section 2 shall reapply.

16.2 Lost or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft; destruction or mutilation of this Note, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Note, the Company will execute and deliver in lieu thereof a new Note of like tenor as the lost, stolen, destroyed or mutilated Note.

16.3 Amendment. This Note may not be amended or modified except upon written consent of the Holders of all the then outstanding Notes, as listed in Schedule I, attached hereto.

16.4 Payment and Taxation.

(a) All payments in respect of the this Note will be made without withholding or deduction of or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the relevant governmental authority therein or thereof having power to tax unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received by the Holder after such withholding or deduction shall equal the respective amounts receivable in respect of the Note in the absence of such withholding or deduction.

(b) All payments to the Holder shall be made in United States Dollars (or another currency as the Holder may otherwise specify in writing), by remittance to such bank account as the Holder may notify from time to time.

3

(c) The Company shall pay any and all issue and other taxes (other than income taxes) that may be payable in respect of any issue or delivery of shares on conversion of the Note.

16.5 Assignment. Subject to the provisions as described in Section 3.2 and 3.3 above, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, Administrators and permitted transferees of the parties.

16.6 Entire Agreement. This Note constitutes the entire agreement between the Company and the Holder with respect to this Note.

16.7 Governing Law and Dispute Resolutions.

(a) Governing Law. Except with respect to the references in this Note to the Securities Act, this Note shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Note. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 4.7(b)(ii) shall apply.

ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Note in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The language of the arbitration shall be English.

16.8 Headings. Section headings in this Note are included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose.

16.9 Notices. Any notice or communication provided for by this Note shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

16.10 Severability. Any term or provision of this Note which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Note in any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

4

IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Nate as of the date first above written.

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

LENDER:

Huitung Investments (BVI) Limited

By:	/s/

Name:

Title:

[SIGNATURE PAGE TO PROMISSORY NOTE]

Schedule A

Lender	Loan Amount
JAFCO Asia Technology Fund III	$1,073,593.56
TDF Capital China II, L.P.	$900,691.32
TDF Capital Advisors, LP	$38,703.06
Huitung Investments (BVI) Limited	$536,796.78
Redpoint Ventures II, L.P.	$866,310.49
Redpoint Associates II, LLC	$20,031.34
Sumitomo Corporation Equity Asia Limited	$563,873.46

TOTAL	$4,000,000.00

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE UNTIED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION OR STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

CGEN DIGITAL MEDIA COMPANY LIMITED

BRIDGE LOAN

CONVERTIBLE PROMISSORY NOTE

US$866,310.49	November 1, 2006

FOR VALUE RECEIVED, CGEN Digital Media Company Limited, a company incorporated under the laws of the Cayman Islands (the “Company”), hereby promises to pay, subject to the terms and conditions of this Convertible Promissory Note (this “Note”) to the order of Redpoint Ventures II, L.P. (the “Lender”, and together with any permitted transferee or assignee pursuant to Section 3.2 hereof, the “Holder”), the principal sum of eight hundred sixty-six thousand three hundred ten U.S. dollars and forty-nine cents (US$866,310.49). No interest shall accrue on this Note.

This Note may be one of a series of notes (together, the “Notes”) having like tenor and effect (except for variations necessary to express the name of the holder and the principal amount of each of the Notes) issued by the Company to certain existing shareholders of the Company in the names and amounts as set forth in Schedule I attached hereto, on or around the date hereof. The Notes shall rank equally, without preference or priority of any kind over one another and all other unsecured debt of the Company, and shall rank senior to all issued and outstanding share capital of the Company. All payments on the account of the principal amount with respect to any of the Notes shall be applied ratably and proportionately on all outstanding Notes on the basis of the principal amount of the outstanding indebtedness represented thereby.

17. Definitions. As used herein, the following terms shall have the following meanings:

17.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (e) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fiord manager, (v) the relatives of any individual referred to in (iii) above, and (vi) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

17.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are open for business in the PRC, Singapore and New York.

17.3 “Change of Control” means: (a) the consummation of a sale, transfer or lease of a majority of the Company’s assets, or (b) the consummation of a merger, consolidation or acquisition of the Company by another entity in which the Company’s shareholders immediately prior to the transaction do not control a majority of the voting power of the surviving entity.

17.4 “Company” has the meaning set forth in the Preamble.

17.5 “Event of Default” means: (a) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a proceeding in bankruptcy, (b) the consent by the Company to a proceeding in bankruptcy filed against it by another party, (c) the taking of any steps to appoint or the appointment of a receiver, liquidator, assignee or trustee of the Company’s assets for the benefit of creditors, (d) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a liquidation, dissolution or winding-up of the Company, (e) the inability of the Company to pay its debts as they become due, or (f) the failure of the Company to effect an equity conversion of this Note that is required by the terms of Section 3.1 or 3.2 hereof.

17.6 “Holder” has the meaning set forth in the Preamble.

17.7 “Next Equity Financing” means (a) the Company’s next transaction after the issue date of this Note in which it sells Series C-2 Shares (or equivalent class and series of preferred shares) to Bain Capital, and certain other investors, or (b) the Company’s next transaction after the issue date of this Note in which it sells another series of preferred shares of the Company, as applicable.

17.8 “Next Equity Financing Shares” has the meaning set forth in Section 2.1(a).

17.9 “Person” shall mean any individual, partnership, corporation, group, trust or other legal entity.

17.10 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

17.11 “Series C-2 Shares” means the Company’s redeemable convertible Series C-2 preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

17.12 “Term Date” means the first Business Day that falls three (3) months after the date hereof, unless extended pursuant to Section 2.4.

18. Payments and Conversion.

18.1 This Note is not payable or to the earlier of an Event of Default or the Term Date, provided however:

(a) subject to Sections 2.2 and 2.4, in the event the Next Equity Financing closes on or before the Term Date, the entire outstanding principal balance of this Note shall convert simultaneously and automatically with the closing of the Next Equity Financing into preferred shares of that class and series of shares issued by the Company in the Next Equity Financing (the “Next Financing Shares”) at the same price per share as paid by the investors in the Next Equity Financing; or

(b) subject to Sections 2.2 and 2.4, if a Change of Control closes on or before the date of closing of the Next Equity Financing, the entire outstanding principal balance of this Note shall convert automatically and simultaneously with the closing of the Change of Control into Series B Shares, at the then effective Series B conversion price.

18.2 Upon a closing of a Next Equity Financing or a Change of Control as set forth in Section 2.1(a) or 2.1(b) hereof, the Holder shall surrender to the Company this Note, free and clear of any lien or encumbrance for its cancellation by the Company. The Company undertakes to procure that a sufficient number of Next Financing Shares, Series B Shares and Ordinary Shares upon conversion of such Next Financing Shares or Series B Shares (as the case may be) will be authorized for the purpose of issue upon conversion of this Note.

18.3 Upon conversion of the Note into the Next Equity Financing Shares or Series B Shares (as the case may be) pursuant to Section 2.1(a) or 2.(b) hereof:

(a) the Holder will receive all the rights, preferences and privileges granted to other holders of the same class and series of shares into which this Note is converted,

(b) the Holder agrees to execute all necessary documents in connection with the conversion of this Note, including, but not limited to, a definitive shareholders agreement and related agreements entered into by and among the Company and other investors in the Next Equity Financing,

(c) the Company shall be forever released from all of its obligations and liabilities with respect to that portion of the principal amount of this Note so converted, including, without limitation, the obligation to pay such principal amount, and

(d) no fractional shares will be issued upon such conversion of this Note.

18.4 If a Next Equity Financing or Change of Control has not occurred on or before the earlier of an Event of Default or the Term Date, then upon written request by the Holder and subject to applicable law, (a) the then outstanding principal of this Note

2

may be converted, at the option of the Holder, into the Company’s Series B Shares, at the then current Series B conversion price or (b) if not converted into the Series B Shares, the then outstanding principal on this Note shall be due and payable out of immediately and legally available funds of the Company to an account as the Holder may designate from time to time in writing to the Company; provided however, on or before the Term Date, the Holder agrees that if majority in interest (based on total outstanding loan amount not converted into Series B Shares as set forth in Schedule A) of the Notes agree (x) to make a one time extension of the Term Date by an additional three (3) months (or if such a majority agreement cannot be reached for whatever reason within ten (10) Business Days of the original Term Date), the Term Date shall be automatically extended by such time, and the provisions of Section 2 shall reapply, or (y) to demand repayment of the entire principal of the Note. For avoidance of doubt, the Term Date shall not be extended more than one time and at the expiration of such extended Term Date if a Next Equity Financing or Change of Control has not occurred, the Holder, at its option, may choose to convert the entire principal of the Note into Series B Shares or demand repayment on such amount pursuant to this Section 2.4.

19. Registration and Transfer of Note.

19.1 The Company shall keep at its principal office a register in which the Company shall provide for the registration and transfer of this Note, in which the Company shall record the name and address of the Holder and the name and address of each permitted transferee and prior owner of the Note. The Holder shall notify the Company of any change of name or address and promptly after receiving such notification the Company shall record such information in such register.

19.2 This Note and all rights hereunder may be transferred at any time in whole by the Holder subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

19.3 The rights and obligations of the Company hereunder may not be transferred without the or written consent of the Holder.

20. Miscellaneous.

20.1 Use of Proceeds. The Company agrees that fifty percent (50%) of the proceeds from this Note shall be held in the Company’s reserve far partial repayment of this Note until the earlier of: (a) the conversion of this Note into shares of the Company pursuant to Sections 2.1 or 2.4, or (b) the approval by the majority in interest of the Notes (based on total outstanding loan amount not converted into any series of shares of the Company as set forth in Schedule A) to release such proceeds from the Company’s reserve on or after forty-five (45) days from the date hereof, provided that, the Company bas provided a report satisfactory to the Holder with respect to the use of such reserve proceeds and a cash flow forecast to the Holder at least seven (7) Business Days prior to the expiration of such forty-five-day period. If no majority approval is granted pursuant to this Section 4.1, the Company shall not use such reserve proceeds and Section 2 shall reapply.

20.2 Lost or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft; destruction or mutilation of this Note, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Note, the Company will execute and deliver in lieu thereof a new Note of like tenor as the lost, stolen, destroyed or mutilated Note.

20.3 Amendment. This Note may not be amended or modified except upon written consent of the Holders of all the then outstanding Notes, as listed in Schedule I, attached hereto.

20.4 Payment and Taxation.

(a) All payments in respect of the this Note will be made without withholding or deduction of or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the relevant governmental authority therein or thereof having power to tax unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received by the Holder after such withholding or deduction shall equal the respective amounts receivable in respect of the Note in the absence of such withholding or deduction.

(b) All payments to the Holder shall be made in United States Dollars (or another currency as the Holder may otherwise specify in writing), by remittance to such bank account as the Holder may notify from time to time.

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(c) The Company shall pay any and all issue and other taxes (other than income taxes) that may be payable in respect of any issue or delivery of shares on conversion of the Note.

20.5 Assignment. Subject to the provisions as described in Section 3.2 and 3.3 above, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, Administrators and permitted transferees of the parties.

20.6 Entire Agreement. This Note constitutes the entire agreement between the Company and the Holder with respect to this Note.

20.7 Governing Law and Dispute Resolutions.

(a) Governing Law. Except with respect to the references in this Note to the Securities Act, this Note shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Note. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 4.7(b)(ii) shall apply.

ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Note in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The language of the arbitration shall be English.

20.8 Headings. Section headings in this Note are included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose.

20.9 Notices. Any notice or communication provided for by this Note shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

20.10 Severability. Any term or provision of this Note which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Note in any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

4

IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Nate as of the date first above written.

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

LENDER:

REDPOINT VENTURES II, L.P.by its General Partner Redpoint Ventures II, LLC

By:	/s/

Name:

Title:

[SIGNATURE PAGE TO PROMISSORY NOTE]

Schedule A

Lender	Loan Amount
JAFCO Asia Technology Fund III	$1,073,593.56
TDF Capital China II, L.P.	$900,691.32
TDF Capital Advisors, LP	$38,703.06
Huitung Investments (BVI) Limited	$536,796.78
Redpoint Ventures II, L.P.	$866,310.49
Redpoint Associates II, LLC	$20,031.34
Sumitomo Corporation Equity Asia Limited	$563,873.46

TOTAL	$4,000,000.00

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE UNTIED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION OR STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

CGEN DIGITAL MEDIA COMPANY LIMITED

BRIDGE LOAN

CONVERTIBLE PROMISSORY NOTE

US$20,031.34	November 1, 2006

FOR VALUE RECEIVED, CGEN Digital Media Company Limited, a company incorporated under the laws of the Cayman Islands (the “Company”), hereby promises to pay, subject to the terms and conditions of this Convertible Promissory Note (this “Note”) to the order of Redpoint Associates II, LLC (the “Lender”, and together with any permitted transferee or assignee pursuant to Section 3.2 hereof, the “Holder”), the principal sum of twenty thousand thirty-one U.S. dollars and thirty-four cents (US$20,031.34). No interest shall accrue on this Note.

This Note may be one of a series of notes (together, the “Notes”) having like tenor and effect (except for variations necessary to express the name of the holder and the principal amount of each of the Notes) issued by the Company to certain existing shareholders of the Company in the names and amounts as set forth in Schedule I attached hereto, on or around the date hereof. The Notes shall rank equally, without preference or priority of any kind over one another and all other unsecured debt of the Company, and shall rank senior to all issued and outstanding share capital of the Company. All payments on the account of the principal amount with respect to any of the Notes shall be applied ratably and proportionately on all outstanding Notes on the basis of the principal amount of the outstanding indebtedness represented thereby.

21. Definitions. As used herein, the following terms shall have the following meanings:

21.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (e) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fiord manager, (v) the relatives of any individual referred to in (iii) above, and (vi) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

21.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are open for business in the PRC, Singapore and New York.

21.3 “Change of Control” means: (a) the consummation of a sale, transfer or lease of a majority of the Company’s assets, or (b) the consummation of a merger, consolidation or acquisition of the Company by another entity in which the Company’s shareholders immediately prior to the transaction do not control a majority of the voting power of the surviving entity.

21.4 “Company” has the meaning set forth in the Preamble.

21.5 “Event of Default” means: (a) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a proceeding in bankruptcy, (b) the consent by the Company to a proceeding in bankruptcy filed against it by another party, (c) the taking of any steps to appoint or the appointment of a receiver, liquidator, assignee or trustee of the Company’s assets for the benefit of creditors, (d) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a liquidation, dissolution or winding-up of the Company, (e) the inability of the Company to pay its debts as they become due, or (f) the failure of the Company to effect an equity conversion of this Note that is required by the terms of Section 3.1 or 3.2 hereof.

21.6 “Holder” has the meaning set forth in the Preamble.

21.7 “Next Equity Financing” means (a) the Company’s next transaction after the issue date of this Note in which it sells Series C-2 Shares (or equivalent class and series of preferred shares) to Bain Capital, and certain other investors, or (b) the Company’s next transaction after the issue date of this Note in which it sells another series of preferred shares of the Company, as applicable.

21.8 “Next Equity Financing Shares” has the meaning set forth in Section 2.1(a).

21.9 “Person” shall mean any individual, partnership, corporation, group, trust or other legal entity.

21.10 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

21.11 “Series C-2 Shares” means the Company’s redeemable convertible Series C-2 preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

21.12 “Term Date” means the first Business Day that falls three (3) months after the date hereof, unless extended pursuant to Section 2.4.

22. Payments and Conversion.

22.1 This Note is not payable or to the earlier of an Event of Default or the Term Date, provided however:

(a) subject to Sections 2.2 and 2.4, in the event the Next Equity Financing closes on or before the Term Date, the entire outstanding principal balance of this Note shall convert simultaneously and automatically with the closing of the Next Equity Financing into preferred shares of that class and series of shares issued by the Company in the Next Equity Financing (the “Next Financing Shares”) at the same price per share as paid by the investors in the Next Equity Financing; or

(b) subject to Sections 2.2 and 2.4, if a Change of Control closes on or before the date of closing of the Next Equity Financing, the entire outstanding principal balance of this Note shall convert automatically and simultaneously with the closing of the Change of Control into Series B Shares, at the then effective Series B conversion price.

22.2 Upon a closing of a Next Equity Financing or a Change of Control as set forth in Section 2.1(a) or 2.1(b) hereof, the Holder shall surrender to the Company this Note, free and clear of any lien or encumbrance for its cancellation by the Company. The Company undertakes to procure that a sufficient number of Next Financing Shares, Series B Shares and Ordinary Shares upon conversion of such Next Financing Shares or Series B Shares (as the case may be) will be authorized for the purpose of issue upon conversion of this Note.

22.3 Upon conversion of the Note into the Next Equity Financing Shares or Series B Shares (as the case may be) pursuant to Section 2.1(a) or 2.(b) hereof:

(a) the Holder will receive all the rights, preferences and privileges granted to other holders of the same class and series of shares into which this Note is converted,

(b) the Holder agrees to execute all necessary documents in connection with the conversion of this Note, including, but not limited to, a definitive shareholders agreement and related agreements entered into by and among the Company and other investors in the Next Equity Financing,

(c) the Company shall be forever released from all of its obligations and liabilities with respect to that portion of the principal amount of this Note so converted, including, without limitation, the obligation to pay such principal amount, and

(d) no fractional shares will be issued upon such conversion of this Note.

22.4 If a Next Equity Financing or Change of Control has not occurred on or before the earlier of an Event of Default or the Term Date, then upon written request by the Holder and subject to applicable law, (a) the then outstanding principal of this Note maybe converted, at the option of the Holder, into the Company’s Series B Shares, at the then current Series B conversion price or (b) if not converted into the Series B Shares, the then outstanding principal on this Note shall be due and payable out of immediately and legally available funds of the Company to an account as the Holder may designate from time to time in writing to the Company;

2

provided however, on or before the Term Date, the Holder agrees that if majority in interest (based on total outstanding loan amount not converted into Series B Shares as set forth in Schedule A) of the Notes agree (x) to make a one time extension of the Term Date by an additional three (3) months (or if such a majority agreement cannot be reached for whatever reason within ten (10) Business Days of the original Term Date), the Term Date shall be automatically extended by such time, and the provisions of Section 2 shall reapply, or (y) to demand repayment of the entire principal of the Note. For avoidance of doubt, the Term Date shall not be extended more than one time and at the expiration of such extended Term Date if a Next Equity Financing or Change of Control has not occurred, the Holder, at its option, may choose to convert the entire principal of the Note into Series B Shares or demand repayment on such amount pursuant to this Section 2.4.

23. Registration and Transfer of Note.

23.1 The Company shall keep at its principal office a register in which the Company shall provide for the registration and transfer of this Note, in which the Company shall record the name and address of the Holder and the name and address of each permitted transferee and prior owner of the Note. The Holder shall notify the Company of any change of name or address and promptly after receiving such notification the Company shall record such information in such register.

23.2 This Note and all rights hereunder may be transferred at any time in whole by the Holder subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

23.3 The rights and obligations of the Company hereunder may not be transferred without the or written consent of the Holder.

24. Miscellaneous.

24.1 Use of Proceeds. The Company agrees that fifty percent (50%) of the proceeds from this Note shall be held in the Company’s reserve far partial repayment of this Note until the earlier of: (a) the conversion of this Note into shares of the Company pursuant to Sections 2.1 or 2.4, or (b) the approval by the majority in interest of the Notes (based on total outstanding loan amount not converted into any series of shares of the Company as set forth in Schedule A) to release such proceeds from the Company’s reserve on or after forty-five (45) days from the date hereof, provided that, the Company bas provided a report satisfactory to the Holder with respect to the use of such reserve proceeds and a cash flow forecast to the Holder at least seven (7) Business Days prior to the expiration of such forty-five-day period. If no majority approval is granted pursuant to this Section 4.1, the Company shall not use such reserve proceeds and Section 2 shall reapply.

24.2 Lost or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft; destruction or mutilation of this Note, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Note, the Company will execute and deliver in lieu thereof a new Note of like tenor as the lost, stolen, destroyed or mutilated Note.

24.3 Amendment. This Note may not be amended or modified except upon written consent of the Holders of all the then outstanding Notes, as listed in Schedule I, attached hereto.

24.4 Payment and Taxation.

(a) All payments in respect of the this Note will be made without withholding or deduction of or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the relevant governmental authority therein or thereof having power to tax unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received by the Holder after such withholding or deduction shall equal the respective amounts receivable in respect of the Note in the absence of such withholding or deduction.

(b) All payments to the Holder shall be made in United States Dollars (or another currency as the Holder may otherwise specify in writing), by remittance to such bank account as the Holder may notify from time to time.

(c) The Company shall pay any and all issue and other taxes (other than income taxes) that may be payable in respect of any issue or delivery of shares on conversion of the Note.

3

24.5 Assignment. Subject to the provisions as described in Section 3.2 and 3.3 above, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, Administrators and permitted transferees of the parties.

24.6 Entire Agreement. This Note constitutes the entire agreement between the Company and the Holder with respect to this Note.

24.7 Governing Law and Dispute Resolutions.

(a) Governing Law. Except with respect to the references in this Note to the Securities Act, this Note shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Note. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 4.7(b)(ii) shall apply.

ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Note in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The language of the arbitration shall be English.

24.8 Headings. Section headings in this Note are included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose.

24.9 Notices. Any notice or communication provided for by this Note shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

24.10 Severability. Any term or provision of this Note which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Note in any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

4

IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Nate as of the date first above written.

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

LENDER:
REDPOINT ASSOCIATES II, LLC, as nominee

By:	/s/

Name:

Title:

[SIGNATURE PAGE TO PROMISSORY NOTE]

Schedule A

Lender	Loan Amount
JAFCO Asia Technology Fund III	$1,073,593.56
TDF Capital China II, L.P.	$900,691.32
TDF Capital Advisors, LP	$38,703.06
Huitung Investments (BVI) Limited	$536,796.78
Redpoint Ventures II, L.P.	$866,310.49
Redpoint Associates II, LLC	$20,031.34
Sumitomo Corporation Equity Asia Limited	$563,873.46

TOTAL	$4,000,000.00

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE UNTIED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION OR STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

CGEN DIGITAL MEDIA COMPANY LIMITED

BRIDGE LOAN

CONVERTIBLE PROMISSORY NOTE

US$563,873.46	November 1, 2006

FOR VALUE RECEIVED, CGEN Digital Media Company Limited, a company incorporated under the laws of the Cayman Islands (the “Company”), hereby promises to pay, subject to the terms and conditions of this Convertible Promissory Note (this “Note”) to the order of Sumitomo Corporation Equity Asia Limited (the “Lender”, and together with any permitted transferee or assignee pursuant to Section 3.2 hereof, the “Holder”), the principal sum of five hundred sixty-three thousand eight hundred seventy-three U.S. dollars and forty-six cents (US$563,873.46). No interest shall accrue on this Note.

This Note may be one of a series of notes (together, the “Notes”) having like tenor and effect (except for variations necessary to express the name of the holder and the principal amount of each of the Notes) issued by the Company to certain existing shareholders of the Company in the names and amounts as set forth in Schedule I attached hereto, on or around the date hereof. The Notes shall rank equally, without preference or priority of any kind over one another and all other unsecured debt of the Company, and shall rank senior to all issued and outstanding share capital of the Company. All payments on the account of the principal amount with respect to any of the Notes shall be applied ratably and proportionately on all outstanding Notes on the basis of the principal amount of the outstanding indebtedness represented thereby.

25. Definitions. As used herein, the following terms shall have the following meanings:

25.1 “Affiliate” means, in respect of a Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent sibling or descent of a director, officer, or partner of such Person and (e) any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person; and in the case of a Holder, shall include (i) any Person who holds Shares as a nominee for such Holder, (ii) any shareholder of such Holder, (iii) any entity or individual which has a direct or indirect interest in such Holder (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Holder or its fiord manager, (v) the relatives of any individual referred to in (iii) above, and (vi) any trust Controlled by or held for the benefit of such individuals. The term “Control” includes, without limitation, the possession, directly or indirectly, of power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

25.2 “Business Days” means any day (excluding Saturdays, Sundays and public holidays in the PRC) on which banks generally are open for business in the PRC, Singapore and New York.

25.3 “Change of Control” means: (a) the consummation of a sale, transfer or lease of a majority of the Company’s assets, or (b) the consummation of a merger, consolidation or acquisition of the Company by another entity in which the Company’s shareholders immediately prior to the transaction do not control a majority of the voting power of the surviving entity.

25.4 “Company” has the meaning set forth in the Preamble.

25.5 “Event of Default” means: (a) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a proceeding in bankruptcy, (b) the consent by the Company to a proceeding in bankruptcy filed against it by another party, (c) the taking of any steps to appoint or the appointment of a receiver, liquidator, assignee or trustee of the Company’s assets for the benefit of creditors, (d) the taking of any steps or preparations by the Company (including the filing of any documents or applications) to commence a liquidation, dissolution or winding-up of the Company, (e) the inability of the Company to pay its debts as they become due, or (f) the failure of the Company to effect an equity conversion of this Note that is required by the terms of Section 3.1 or 3.2 hereof.

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25.6 “Holder” has the meaning set forth in the Preamble.

25.7 “Next Equity Financing” means (a) the Company’s next transaction after the issue date of this Note in which it sells Series C-2 Shares (or equivalent class and series of preferred shares) to Bain Capital, and certain other investors, or (b) the Company’s next transaction after the issue date of this Note in which it sells another series of preferred shares of the Company, as applicable.

25.8 “Next Equity Financing Shares” has the meaning set forth in Section 2.1(a).

25.9 “Person” shall mean any individual, partnership, corporation, group, trust or other legal entity.

25.10 “Series B Shares” means the Company’s redeemable convertible Series B preferred shares with a par value of US$0.000001 per share.

25.11 “Series C-2 Shares” means the Company’s redeemable convertible Series C-2 preferred shares with a par value of US$0.000001 per share to be issued at the Next Equity Financing.

25.12 “Term Date” means the first Business Day that falls three (3) months after the date hereof, unless extended pursuant to Section 2.4.

26. Payments and Conversion.

26.1 This Note is not payable or to the earlier of an Event of Default or the Term Date, provided however:

(a) subject to Sections 2.2 and 2.4, in the event the Next Equity Financing closes on or before the Term Date, the entire outstanding principal balance of this Note shall convert simultaneously and automatically with the closing of the Next Equity Financing into preferred shares of that class and series of shares issued by the Company in the Next Equity Financing (the “Next Financing Shares”) at the same price per share as paid by the investors in the Next Equity Financing; or

(b) subject to Sections 2.2 and 2.4, if a Change of Control closes on or before the date of closing of the Next Equity Financing, the entire outstanding principal balance of this Note shall convert automatically and simultaneously with the closing of the Change of Control into Series B Shares, at the then effective Series B conversion price.

26.2 Upon a closing of a Next Equity Financing or a Change of Control as set forth in Section 2.1(a) or 2.1(b) hereof, the Holder shall surrender to the Company this Note, free and clear of any lien or encumbrance for its cancellation by the Company. The Company undertakes to procure that a sufficient number of Next Financing Shares, Series B Shares and Ordinary Shares upon conversion of such Next Financing Shares or Series B Shares (as the case may be) will be authorized for the purpose of issue upon conversion of this Note.

26.3 Upon conversion of the Note into the Next Equity Financing Shares or Series B Shares (as the case may be) pursuant to Section 2.1(a) or 2.(b) hereof:

(a) the Holder will receive all the rights, preferences and privileges granted to other holders of the same class and series of shares into which this Note is converted,

(b) the Holder agrees to execute all necessary documents in connection with the conversion of this Note, including, but not limited to, a definitive shareholders agreement and related agreements entered into by and among the Company and other investors in the Next Equity Financing,

(c) the Company shall be forever released from all of its obligations and liabilities with respect to that portion of the principal amount of this Note so converted, including, without limitation, the obligation to pay such principal amount, and

(d) no fractional shares will be issued upon such conversion of this Note.

26.4 If a Next Equity Financing or Change of Control has not occurred on or before the earlier of an Event of Default or the Term Date, then upon written request by the Holder and subject to applicable law, (a) the then outstanding principal of this Note maybe converted, at the option of the Holder, into the

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Company’s Series B Shares, at the then current Series B conversion price or (b) if not converted into the Series B Shares, the then outstanding principal on this Note shall be due and payable out of immediately and legally available funds of the Company to an account as the Holder may designate from time to time in writing to the Company; provided however, on or before the Term Date, the Holder agrees that if majority in interest (based on total outstanding loan amount not converted into Series B Shares as set forth in Schedule A) of the Notes agree (x) to make a one time extension of the Term Date by an additional three (3) months (or if such a majority agreement cannot be reached for whatever reason within ten (10) Business Days of the original Term Date), the Term Date shall be automatically extended by such time, and the provisions of Section 2 shall reapply, or (y) to demand repayment of the entire principal of the Note. For avoidance of doubt, the Term Date shall not be extended more than one time and at the expiration of such extended Term Date if a Next Equity Financing or Change of Control has not occurred, the Holder, at its option, may choose to convert the entire principal of the Note into Series B Shares or demand repayment on such amount pursuant to this Section 2.4.

27. Registration and Transfer of Note.

27.1 The Company shall keep at its principal office a register in which the Company shall provide for the registration and transfer of this Note, in which the Company shall record the name and address of the Holder and the name and address of each permitted transferee and prior owner of the Note. The Holder shall notify the Company of any change of name or address and promptly after receiving such notification the Company shall record such information in such register.

27.2 This Note and all rights hereunder may be transferred at any time in whole by the Holder subject to the terms of that certain Shareholders’ Agreement dated January 16, 2006, entered into between the Holder, the Company and certain other parties, as amended from time to time.

27.3 The rights and obligations of the Company hereunder may not be transferred without the or written consent of the Holder.

28. Miscellaneous.

28.1 Use of Proceeds. The Company agrees that fifty percent (50%) of the proceeds from this Note shall be held in the Company’s reserve far partial repayment of this Note until the earlier of: (a) the conversion of this Note into shares of the Company pursuant to Sections 2.1 or 2.4, or (b) the approval by the majority in interest of the Notes (based on total outstanding loan amount not converted into any series of shares of the Company as set forth in Schedule A) to release such proceeds from the Company’s reserve on or after forty-five (45) days from the date hereof, provided that, the Company bas provided a report satisfactory to the Holder with respect to the use of such reserve proceeds and a cash flow forecast to the Holder at least seven (7) Business Days prior to the expiration of such forty-five-day period. If no majority approval is granted pursuant to this Section 4.1, the Company shall not use such reserve proceeds and Section 2 shall reapply.

28.2 Lost or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft; destruction or mutilation of this Note, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Note, the Company will execute and deliver in lieu thereof a new Note of like tenor as the lost, stolen, destroyed or mutilated Note.

28.3 Amendment. This Note may not be amended or modified except upon written consent of the Holders of all the then outstanding Notes, as listed in Schedule I, attached hereto.

28.4 Payment and Taxation.

(a) All payments in respect of the this Note will be made without withholding or deduction of or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the relevant governmental authority therein or thereof having power to tax unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received by the Holder after such withholding or deduction shall equal the respective amounts receivable in respect of the Note in the absence of such withholding or deduction.

(b) All payments to the Holder shall be made in United States Dollars (or another currency as the Holder may otherwise specify in writing), by remittance to such bank account as the Holder may notify from time to time.

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(c) The Company shall pay any and all issue and other taxes (other than income taxes) that may be payable in respect of any issue or delivery of shares on conversion of the Note.

28.5 Assignment. Subject to the provisions as described in Section 3.2 and 3.3 above, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, Administrators and permitted transferees of the parties.

28.6 Entire Agreement. This Note constitutes the entire agreement between the Company and the Holder with respect to this Note.

28.7 Governing Law and Dispute Resolutions.

(a) Governing Law. Except with respect to the references in this Note to the Securities Act, this Note shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of Hong Kong to the rights and duties of the parties hereunder.

(b) Dispute Resolution.

i. Negotiation Between Parties. The Holder and the Company agree to negotiate in good faith to resolve any dispute between them regarding this Note. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 4.7(b)(ii) shall apply.

ii. Arbitration. In the event the parties are unable to settle a dispute between them regarding this Note in accordance with subsection (i) above, such dispute shall he referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (ii). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The language of the arbitration shall be English.

28.8 Headings. Section headings in this Note are included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose.

28.9 Notices. Any notice or communication provided for by this Note shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers in the register maintained by the Company or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other party hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

28.10 Severability. Any term or provision of this Note which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without render invalid or unenforceability of any of the terms or provisions of this Note in any other jurisdiction.

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IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Nate as of the date first above written.

COMPANY:

CGEN Digital Media Company Limited

By:	/s/

Name:

Title:

As accepted and agreed,

LENDER:

Sumitomo Corporation Equity Asia Limited

By:	/s/

Name:

Title:

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Schedule A

Lender	Loan Amount
JAFCO Asia Technology Fund III	$1,073,593.56
TDF Capital China II, L.P.	$900,691.32
TDF Capital Advisors, LP	$38,703.06
Huitung Investments (BVI) Limited	$536,796.78
Redpoint Ventures II, L.P.	$866,310.49
Redpoint Associates II, LLC	$20,031.34
Sumitomo Corporation Equity Asia Limited	$563,873.46

TOTAL	$4,000,000.00